CONSENT OF SPOUSE



I, IRENE C. SINES, spouse of RANDY D. SINES, acknowledge that I have read the Partnership Pledge and Security Agreement and the Funding Agreement, each dated as of January 15, 1996, (the "Pledge Agreement" and the "Funding Agreement") and that I know their contents. I am aware that by the provisions of the Pledge Agreement, my spouse has pledged a portion of his partnership interests in SHARPS INTERNATIONAL LIMITED PARTNERSHIP, a Nevada limited partnership (the "Partnership"), to Richard S. Huson to guarantee repayment of a loan by Richard S. Huson to the Partnership. Under the terms of the Funding Agreement, Richard S. Huson is purchasing certain Partnership Units owned by my spouse and has the option to purchase certain additional Partnership Units owned by my spouse.

I hereby consent to all of the transactions described in the Funding Agreement and the Pledge Agreement and agree that my interest, if any, in the Partnership Units subject to the Pledge Agreement and Funding Agreement, shall be irrevocably bound by such Agreements and further understand and agree that any community property interest I may have in the Partnership Units shall be similarly bound by such Agreements. I further consent to the reorganization of the Partnership as described in the Funding Agreement and agree that any interest I may hereafter acquire in shares of stock of a company to be known as Casinovations, Inc. shall be subject to the terms of the Funding Agreement and the Pledge Agreement.

I am aware that the legal, financial and related matters contained in such Agreements are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing such Agreements carefully that I will waive such right.


DATED the ____ day of January, 1996.






IRENE C. SINES
SPOUSE OF RANDY D. SINES

CONSENT OF SPOUSE



I, STEVEN L. FORTE, spouse of CHERYL L. FORTE, acknowledge that I have read the Partnership Pledge and Security Agreement and the Funding Agreement, each dated as of January 15, 1996, (the "Pledge Agreement" and the "Funding Agreement") and that I know their contents. I am aware that by the provisions of the Pledge Agreement, my spouse has pledged a portion of her partnership interests in SHARPS INTERNATIONAL LIMITED PARTNERSHIP, a Nevada limited partnership (the "Partnership"), to Richard S. Huson to guarantee repayment of a loan by Richard S. Huson to the Partnership. Under the terms of the Funding Agreement, Richard S. Huson is purchasing certain Partnership Units owned by my spouse and has the option to purchase certain additional Partnership Units owned by my spouse.

I hereby consent to all of the transactions described in the Funding Agreement and the Pledge Agreement and agree that my interest, if any, in the Partnership Units subject to the Pledge Agreement and Funding Agreement, shall be irrevocably bound by such Agreements and further understand and agree that any community property interest I may have in the Partnership Units shall be similarly bound by such Agreements. I further consent to the reorganization of the Partnership as described in the Funding Agreement and agree that any interest I may hereafter acquire in shares of stock of a company to be known as Casinovations, Inc. shall be subject to the terms of the Funding Agreement and the Pledge Agreement.

I am aware that the legal, financial and related matters contained in such Agreements are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing such Agreements carefully that I will waive such right.


DATED the ____ day of January, 1996.



STEVEN L. FORTE
SPOUSE OF CHERYL L. FORTE